UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 14, 2002

                            HOMEGOLD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                    000-8909                   57-0513287
(State or other juris-          (Commission                (IRS Employer
diction of incorporation)       File Number)            Identification Number)

                113 REED AVENUE, LEXINGTON, SOUTH CAROLINA 29072
             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (803) 358-1100

                   The Exhibit Index appears on page 4 hereof.



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

1. Upon recommendation by the Audit Committee, on October 11, 2002, the Board of Directors of HOMEGOLD FINANCIAL, INC. (the "Company") replaced Elliott Davis, LLC ("Elliott Davis") who declined to stand as auditors for 2002 and engaged Moore Kirkland & Beauston LLP to serve as the Company's auditors for the year ending December 31, 2002.

2. The report of Elliott Davis for the years ended December 31, 2001 and 2000 did not contain an adverse opinion, disclaimer of opinion or qualification as to uncertainty (except as noted in the following sentence), audit scope or accounting principles. The report of Elliott Davis for the year ended December 31, 2001 contained a modification concerning substantial doubt about the Company's ability to continue as a going concern.

3. There were no accounting disagreements under Item 304(a)(1)(iv)(A) of Regulation S-K between the Company and Elliott Davis during the interim periods ended June 30, 2002, subsequent to December 31, 2001.

         During the year ended December 31, 2001, the Company disagreed with Elliott Davis concerning the accounting treatment of a number of financial issues:

         a. recording an intangible asset related to the costs of developing a customer leads database;

         b. recording a valuation reserve to reduce the estimated fair value of the retained interest in certain securitized loans;

         c. recording adequate valuation reserves related to the Company's deferred tax asset;

         d.    recording an impairment loss on certain long-lived assets; and

         e. disclosing management's plans in regard to matters related to the Company's ability to continue as a going concern.

         Audit adjustments were recorded to expense items noted in a. through d. above. The Company also disclosed its plans related to its going concern matters during 2001. All disagreements were discussed with the Audit Committee of the Board of Directors. The Company has authorized Elliott Davis to respond fully to any inquiries by the successor auditors.

         During the year ended December 31, 2000, the Company disagreed with Elliott Davis concerning the accounting treatment of certain loan fees. This disagreement was resolved by recording an audit adjustment to defer recognition of the loan fees. This disagreement was discussed with the Audit Committee.

         Further, in connection with performing the audit of the Company for the year ended December 31, 2001, the Audit Committee was advised by Elliott Davis that reportable conditions existed related to significant deficiencies in the operation of internal controls that could adversely

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         affect the Company's ability to record,  process,  summarize and report financial data consistent with the assertions of management in the financial statements.

         The Company believes that it has taken steps to correct the weaknesses specified by Elliott Davis.

4. As required by Item 304 of Regulation S-K, Elliott Davis has furnished to the Company letters addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Company herein. Copies of such letters are attached to this Form 8-K/A as Exhibits 16.1 and 16.2.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements of the Business Acquired.  Not applicable.

         (b)    Pro Forma Financial Information.  Not applicable.

         (c)    Exhibits.

                16.1       Letter of Elliott Davis, LLC dated October 14, 2002
                16.2       Letter of Elliott Davis, LLC dated October 30, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOMEGOLD FINANCIAL, INC.

October 30, 2002                            By:  /s/ Karen A. Miller
                                                -----------------------------
                                                Karen A. Miller
                                                Executive Vice President
                                                Chief Financial Officer
                                                Treasurer




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                                  EXHIBIT INDEX

                16.1       Letter of Elliott Davis, LLC dated October 14, 2002
                16.2       Letter of Elliott Davis, LLC dated October 30, 2002